Non-current receivables	6 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	June 30, 2022	December 31, 2021

Shareholders loans to joint ventures	—	30,242
Derivatives	22,315	6,392
Other non-current receivables	14,367	14,426
Lease receivables	3,613	4,578
Investment	1	1
Total non-current receivables	40,296	55,639

The decrease in shareholders loans to joint ventures as of June 30, 2022 compared to December 31, 2021, is related to the full repayment of the shareholders loan to Bari Shipholding Ltd. due to the sale of Suezmax Bari (2005 – 159,186 dwt) as well as the full repayment of the shareholders loan to TI Africa Ltd following the acquisition of the remaining 50% shares in TI Africa Ltd as described in note 5 and 12.
The increase in derivatives as of June 30, 2022 compared to December 31, 2021 relates to the higher fair market value of the Interest Rate Swaps in connection with an increasing interest rate environment.
The lease receivables relate to the subleases of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).
Trade and other receivables

(in thousands of USD)	June 30, 2022	December 31, 2021

Receivable from contracts with customers	92,449	55,704
Receivable from contracts with customers - TI Pool	117,619	139,672
Accrued income	13,702	8,480
Accrued interest	664	580
Deferred charges	26,796	22,083
Deferred fulfillment costs	1,592	1,156
Other receivables	8,640	7,977
Lease receivables	1,971	2,091
Derivatives	—	2
Total trade and other receivables	263,433	237,745

The increase in receivable from contracts with customers is partially due to the full consolidation of TI Asia and TI Africa as per June 30, 2022. The other part is mainly attributable to open invoices from bunkers delivered from the Oceania as part of the Fuel Management program (see Note 21) as well as an increase in the amount of open freight invoices partially in consequence of an improved market compared to the end of 2021.
The receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in the first six months of 2022 due to a refund from the pool of working capital funded by Euronav from prior periods.
The increase in accrued income is attributable to slightly higher market freight rates and the timing of the cut-off in the voyages in progress at year-end.
The increase in deferred charges is mainly due to prepayments to the yard related to drydockings and scrubber installations.
Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS 15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service.
The lease receivables relate to the subleases of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).